LITMAN GREGORY FUNDS TRUST

(the “Trust”)

Polen Capital Emerging Markets ex-China Growth ETF (the “Fund”)

Supplement dated October 20, 2025 to the Statutory Prospectus and Summary Prospectus of the Litman Gregory

Funds Trust, both dated April 29, 2025, as amended

Notice to Existing and Prospective Shareholders:

The following changes to the Fund’s Statutory Prospectus and Summary Prospectus are effective immediately:

The following disclosure replaces similar disclosure for the Polen Capital Emerging Markets ex-China Growth ETF beginning on page 12 of the Statutory Prospectus and page 2 of the Summary Prospectus, both dated April 29, 2025, as amended:

Principal Strategies

The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing in a portfolio of common stocks of companies in emerging markets that in the opinion of Polen Capital Management, LLC, the sub-advisor to the Fund (“Polen Capital” or the “Sub-Advisor”), have a sustainable competitive advantage. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes), at the time of initial purchase, in equity or equity-related securities of issuers that are located in an emerging market country, excluding China. Equity and equity-related securities include common and preferred stocks and warrants on common stock. An issuer is considered to be “located” in a particular country on the basis of its domicile, its principal place of business or headquarters, its primary stock exchange listing, and/or the primary source of its revenues (i.e., at least 50% of its revenues are generated in that country). An emerging market country includes any country that is included in the MSCI Emerging Markets Index, considered to be an emerging market country by the World Bank, the International Finance Corporation, or the United Nations, or other countries or markets that the Sub-Advisor identifies as having similar emerging markets characteristics, excluding China. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There is no minimum portion of the Fund’s assets required to be invested in any single country.

The Fund invests in companies that the Sub-Advisor believes have a sustainable competitive advantage within an industry with high barriers to entry. Industries with high barriers to entry include those that are dependent on large amounts of capital investment, government approval of products or services, large-scale distribution systems, and/or patents and other intellectual property. In selecting investments for the Fund, the Sub-Advisor uses intensive fundamental research processes to identify companies that it believes have certain attractive characteristics, which typically reflect an underlying sustainable competitive advantage. Those characteristics include: (i) consistent and sustainable high return on capital; (ii) strong earnings growth and free cash flow generation; (iii) strong balance sheets and; (iv) competent and shareholder-oriented management teams. The Sub-Advisor believes that consistent earnings growth is the primary driver of intrinsic value growth and long-term stock price appreciation. Accordingly, the Sub-Advisor focuses on identifying and investing in a concentrated portfolio of high quality growth companies that it believes have a competitive advantage and can deliver sustainable, above-average earnings growth.

In connection with its investment process, the Sub-Advisor integrates issues it believes should be classified as material environmental, social, and governance (ESG) factors into research analysis as part of a comprehensive evaluation of a company’s long-term financial sustainability. The Sub-Advisor utilizes an ESG framework that assesses how a company serves its key stakeholders, including employees, customers, shareholders, suppliers and other business partners, and the environment. All business issues studied as part of its investment process, including those classified by the Sub-Advisor as material ESG issues, are considered as part of the Sub- Advisor’s holistic assessment of the investment case for each company in the portfolio and its ability to meet the Sub-Advisor’s return expectations. The Sub-Advisor believes that such companies not only have the potential to contribute greater returns to the Fund, but also may hold less risk of loss of capital. The Sub-Advisor may still make an investment even if it fails to satisfy the Sub-Advisor’s ESG factors.

Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular investment or issuer than a diversified fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market, including, but not limited to, the technology, consumer discretionary and financial sectors. The extent of the Fund’s focus on certain sectors will change over time and may shift to other sectors, based on the Sub-Advisor’s ongoing evaluation of the Fund’s holdings and of potential investments that meet the Fund’s investment mandate. The Fund will usually sell a security if, in the view of the Sub-Advisor, there is a potential threat to the company’s competitive advantage or a degradation in its prospects for strong, long-term earnings growth. The Sub-Advisor may also sell a security if it is believed by the Sub-Advisor to be overvalued or if a more attractive investment opportunity exists. Securities may also be sold if they underperform or to implement a revised allocation based on a modified view of market conditions or to invest in cash and cash equivalents. Although the Sub-Advisor may purchase and then sell a security in a shorter period of time, the Sub-Advisor typically invests in securities with the expectation of holding those investments on a long-term basis.

Please keep this Supplement with your Statutory Prospectus and Summary Prospectus.

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